Exhibit 99.1

Range Impact Reports 3Q 2025 Financial Results

Cleveland, Ohio – November 14, 2025 – Range Impact, Inc. (OTCQB: RNGE) (“Range Impact” or the “Company”), a public impact investing company dedicated to acquiring, reclaiming and repurposing mine sites in Appalachia, reports its results for the third quarter ended September 30, 2025.

Range Impact’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 was filed with the Securities and Exchange Commission on November 14, 2025 and is available for viewing at https://rangeimpact.com/investors/. Since the information provided in this press release is limited to selected financial and operational information, shareholders and interested parties are encouraged to read the Company’s full Form 10-Q available on its website.

Michael Cavanaugh, Range Impact’s CEO, states, “Our third quarter results highlight our dedicated focus on eliminating debt, reducing operating leverage and improving liquidity to drive profitable operations once our recurring revenue streams continue to grow.” Cavanaugh added, “During the quarter, our team continued to make meaningful progress reclaiming our Fola Mine Complex and advancing multiple strategic conversations related to possible long-term future uses for our more than 13,000 acres of contiguous surface land once the land is reclaimed.”

Business and Financial Highlights of the 2025 Third Quarter

●	Generated revenue of $778,767, which was comprised of $569,947 in royalty revenues and $208,820 generated by our legacy abandoned mine land services
●	Earned gross profit of $528,184 after adding back the non-cash accretion expense associated with the Company’s asset retirement obligations
●	Consolidated two lines of credit into one promissory note with a longer duration and more favorable near-term cash flow profile
●	Returned underutilized equipment and reduced third-party equipment debt by $2,082,277
●	Raised $550,000 of equity capital from the Company’s Chairman, CEO and largest shareholder to provide the Company with additional liquidity to execute its value creation plan
●	Continued to streamline the Company’s operations to boost the amount of free cash flow that can be allocated to reclamation and repurposing efforts at the Fola Mine Complex

About Range Impact, Inc.

Headquartered in Cleveland, Ohio, Range Impact is a public company (OTC: RNGE) dedicated to improving the health and wellness of people and the planet through a novel and innovative approach to impact investing. Range Impact owns and operates several complementary operating businesses focused on developing long-term solutions to environmental, social, and health challenges, with a particular focus on acquiring, reclaiming and repurposing mine sites and other undervalued land in economically disadvantaged communities throughout Appalachia. Range Impact takes an opportunistic approach to impact investing by leveraging its competitive advantages and looking at solving old problems in new ways. Range Impact seeks to thoughtfully allocate its capital into strategic opportunities that are expected to make a positive impact on the people-planet ecosystem and generate strong investment returns for its shareholders.

Notice Regarding Forward-Looking Statements

This press release contains “forward-looking statements” as that term is defined in Section 27(a) of the Securities Act of 1933, as amended and Section 21(e) of the Securities Exchange Act of 1934, as amended. Statements in this press release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Although we believe that these statements are based on reasonable assumptions, they are subject to numerous factors that could cause actual outcomes and results to be materially different from those indicated in such statements. Such factors include, among others, the inherent uncertainties associated with new projects, changes in business strategy and new lines of business. These forward-looking statements are made as of the date of this press release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Although we believe that any beliefs, plans, expectations and intentions contained in this press release are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in our annual report on Form 10-K for the most recent fiscal year, our quarterly reports on Form 10-Q and other periodic reports filed from time-to-time with the Securities and Exchange Commission.

Range Impact, Inc.

Investor Relations

P: +1 (216) 304-6556

E: ir@rangeimpact.com

W: www.rangeimpact.com